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                                                                   EXHIBIT 10.11


               SUPPLEMENT TO THE LEASE AGREEMENT OF JULY 12, 1994

                                     between

EINFACHE GESELLSCHAFT CALDERARI & SCHWAB, Schloss-Str. 8 A, 2560 NIDAU


                                                                - Lessor  -

                                       and


STARR SURGICAL AG, Hauptstrass 104, 2560 NIDAU

                                                                - Lessee  -

1.      Leased Premises

        Lessee leases an area of 390 m2 on the ground floor of the property known as Hauptstrasse 104, 2560 Nidau, as a production site and office as well as Parking Area North in front of the building.

2.      Commencement of Lease:

        The Lease shall commence on November 1st, 1995. For the purpose of organizing the business, Lessee may have use of the keys starting September 1st. immediately. There shall be no rent payable for the period up until November 1st, 1995.

3       Term of Lease

        The term of the Lease is fixed and the Lease shall expire on October 31. 2000.

3.1     Option

        After expiration of the fixed-term Lease, Lessee shall have the option to extend the Lease by 5 more years. If Lessee elects to exercise this option, it must notify Lessor in writing no later than March 31, 2000. If Lessee does not exercise the option and as long as neither of the parties to the contract terminates the Lease effective October 31, 2000, after expiration of the term the Lease shall be automatically extended by one year at a time. In case of termination, notice must always be given 6 months in advance.

4.      Rent

4.1     Net Rent

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        Net rent for the production and office space shall be Sfr. 70,200.00 annually (= Sfr. 180.00 per m2 for that year) and is payable in monthly installments of Sfr.5,850.00.

        Net rent for Parking Area "Nord" shall be Sfr. 4,800.00 annually and shall be payable in monthly installments of Sfr. 400.00.

4.1.1 After October 1st, 1997, the annual net rent of Sfr. 70,200.00/ 5,850.00 shall be tied to the consumer price index BIGA(1). The rent corresponds to the level of the index applicable at that point in time, i.e. August 1997. Upon request by one of the parties, the net rent may be adjusted once annually on January 1st regardless of the fixed term of the Lease, taking into account the entire percentage of change undergone by this index. The first adjustment may be done on 01.01.1998 at the earliest.

4.1.2 The net annual rent of Sfr. 70,200.00 / 5,850.00 is a base rent. Rent may not fall below this amount regardless of potential adjustments.

4.2     Utilities

4.2.1 The payments on account towards expenses for heating, electricity used for shared rooms and for the burner, water fees, possibly sewage and garbage collection fees, expenses for janitorial services which are billed by the manager on April 30th, shall amount to Sfr. 400.00 monthly.

4.2.2 In exchange for participation in covering the cost thereof, Lessee shall have the opportunity to use the service elevator.

4.3     Bank Guarantee

        At the time the Lease is entered into, Lessee shall deposit the sum of Sfr. 15,000.00 as an irrevocable bank guarantee.

10.     Structural Alterations

        Lessor shall carry out the following structural alterations at its expense:

        - Service elevator (Palette USA) to the already leased warehouse located in the basement, without transportation of persons.

        -       Stairs for persons leading to the warehouse in the basement.

        - Opening in the wall with door into the stairway (as big as possible).

        - Construction of 2 walls with 2 doors for building a reception area by the entrance (according to layout).

        - Construction of two bathrooms (3 toilets each for men / 3 each for women) and possible sewer hook-up according to layout.



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(1)     Bundesamt fur Industrie, Gewerbe und Arbeit (Swiss federal bureau of industry, business and work)

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        -       Construction of a firm boundary along the store window front at a railing level.

        -       Construction of a sliding door in store window "North".

Lessor guarantees the completion of the aforementioned work between 07.01 -
08.30.1995 as long as the definite layout is submitted by 04.30.1995 at the latest.



Nidau,                                          Nidau,

Lessee:                                         Lessor:



                                                [signature]
------------------------                        --------------------------------
STARR SURGICAL AG                               Mr. E. Calderari


                                                [signature]
                                                --------------------------------
                                                Mr. W. Schwab